UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 13, 2014

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street
P.O. Box 1000
Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01           Other Events.

On February 13, 2014, Affiliated Managers Group, Inc. (the “Company”) delivered a notice to redeem all of its outstanding 5.10% Convertible Trust Preferred Securities (the “Preferred Securities”) which were issued pursuant to the Amended and Restated Declaration of Trust, dated as of April 3, 2006, by and among the Company, U.S. Bank National Association, as administrative trustee and property trustee, and certain other parties thereto. A copy of such notice of redemption is attached as Exhibit 99.1 hereto.

ITEM 9.01           Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Notice of Redemption of the Preferred Securities, dated February 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: February 13, 2014	By:	/s/ John Kingston, III
		Name:	John Kingston, III
		Title:	Vice Chairman, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of Redemption of the Preferred Securities, dated February 13, 2014.